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                                                                   Exhibit 10.82


                                                                        CC# 6367

                                LEASE AGREEMENT


                           Dated as of June 30, 2000


                                    between



                        S-BNK DORCHESTER OPERATIONS LLC

                     a Delaware Limited Liability Company,

                                   as Lessor


                                      and


                                SOVEREIGN BANK

                                  the Lessee




                                   Property:

               2 Morrissey Blvd., Dorchester, Suffolk, MA 02125
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                            SCHEDULES AND EXHIBITS


Schedule 3.1       Rental Payments

Schedule 3A.l      467 Allocated Rent arid Loan Statement

Schedule 8.3(b)    Property Value

Schedule 12.1      Stipulated Loss Values

Schedule 20.1(i)   Existing Leases

Schedule 21.3      Termination Value

Schedule 21.3(e)   Special Termination Value

Exhibit A          Description of Property

Exhibit B          Standard Terms and Conditions
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     THIS LEASE AGREEMENT (this "Lease') is made and entered into as of June 30,
2000, by and between S-BNK DORCHESTER OPERATIONS LLC, a Delaware limited liability company ("Lessor"), having its principal place of business at do Cardinal Capital Partners, Inc., 8411 Preston Road, Dallas, Texas 75225 and SOVEREIGN BANK, a federally chartered savings bank ("Lessee"), having a place of business at 1130 Berkshire Boulevard, Wyomissing, Pennsylvania.

                                   RECITALS

     A. Reference is hereby made to the Standard Terms and Conditions of the Lease Agreement attached hereto as Exhibit "B" and incorporated herein (the "Standard Terms and Conditions").

     B. Lessor is the current owner of 2 Morrissey Blvd., Dorchester, Suffolk, MA 02125, as more particularly described in Exhibit "A" attached hereto (the "Property");

     C. Lessor desires to let and lease to Lessee, and Lessee desires to hire and take from Lessor, the Property;

     D. Lessor desires to grant and delegate to Lessee, and Lessee desires to accept and assume from Lessor, certain rights and duties as described in this Lease;

                                     TERMS

     NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                     A5-1
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     1.   Recitals. The Recitals are incorporated herein by reference.
          --------

     2.   Schedules and Exhibits. The Schedules and Exhibits attached to
          ----------------------
this Lease are incorporated herein by reference.

     3.   Demise and Lease. Lessor hereby demises and leases the Property to
          ----------------
Lessee, and Lessee does hereby rent and lease the Property from Lessor subject to and in accordance with the terms hereof and the Standard Terms and Conditions.

     4.   Standard Terms and Conditions. The Standard Terms and Conditions are
          -----------------------------
incorporated herein by reference.

     5.   Addenda. The Addendum (a) to the Standard Terms and Conditions (which
          -------
relate only to certain properties) is (are) incorporated herein by reference if the parties hereto have placed an "x" opposite the below references to each
Addenda:

                                    ADDENDA

                                                            Insert "X"
                                                            if
                                                            Applicable

A. Addendum 1  Reconveyance of Certain Fleet Branches
               --------------------------------------

B. Addendum 2  Environmental                                    X
               -------------

C. Addendum 3  Compliance with Section 8.1(d)                   X
               ------------------------------

D  Addendum 4  Subtennant Estoppel
               -------------------

E  Addendum S  Deferred Maintenance A
               ----------------------

F. Addendum 6  Deferred Maintenance B
               ----------------------

G. Addendum 7  Deferred Maintenance C                           X
               ----------------------

                                     A5-2
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     6.   In the event of an inconsistency between the terms of any Addenda which is incorporated herein by reference and the terms of the Standard Terms and Conditions, the terms of such Addenda shall control.

     IN WITNESS WHEREOF, Lessor and Lessee have duly authorized, executed and delivered this Lease as of the date first hereinabove set forth.

                                LESSOR:
                                S-BNK DORCHESTER OPERATIONS
                                LLC


                                By:__________________________

                                Name:
                                Title:


                                LESSEE:
                                -------


                                SOVEREIGN BANK
                                --------------


                                By:__________________________

                                NAME:
                                TITLE

                                     A5-3
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